CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending May 25, 2005
==============================================================================

This Report relates to the Due Period ending May 25, 2005 and the related Payment Dates for the Notes.

A.   Information Regarding the Master Trust portfolio
     -------------------------------------------------

1. Portfolio Yield for the Collateral Certificate .........            10.27%

       Yield Component  ...................................            16.25%

       Credit Loss Component  .............................             5.98%

2. New Purchase Rate  .....................................            17.70%

3. Total Payment Rate  ....................................            19.09%

4. Principal Payment  Rate  ................................           18.23%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  75,919,511,960

     Average  ............................................  $  75,042,943,549

     Lump Sum Addition  ..................................  $               0

     End of Due Period  ..................................  $  74,802,199,556

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Payment Dates, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  72,980,158,357
         5-34 days delinquent  ...........................  $   2,725,001,937
        35-64 days delinquent  ...........................  $     838,293,671
        65-94 days delinquent  ...........................  $     548,910,199
       95-124 days delinquent  ...........................  $     450,847,618
      125-154 days delinquent  ...........................  $     382,781,014
      155-184 days delinquent  ...........................  $     321,542,296

      Current  ...........................................             93.27%
         5-34 days delinquent  ...........................              3.48%
        35-64 days delinquent  ...........................              1.07%
        65-94 days delinquent  ...........................              0.70%
       95-124 days delinquent  ...........................              0.58%
      125-154 days delinquent  ...........................              0.49%
      155-184 days delinquent  ...........................              0.41%

                                      Page 4
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
  CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending May 25, 2005
==============================================================================

                                                            Current Due        Current Due
                                                            Period on an       Period on a
                                                            Actual Basis (1)   Standard Basis (1)
B. Information Regarding the Collateral Certificate
   -------------------------------------------------
  (Percentage Basis)

  1. Portfolio Yield                                        10.27%             10.27%
  2. Weighted Average Note Rate                              3.36%              3.30%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                                 0.37%              0.37%
         Others                                              0.01%              0.01%
  4. Surplus Finance Charge Collections                      6.53%              6.59%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account             6.22%              6.28%
  6. Required Surplus Finance Charge Amount                  0.00%              0.00%
  7. Aggregate Surplus Finance Charge Amount                 6.53%              6.59%
     minus Required Surplus Finance Charge Amount

C. Information Regarding the Collateral Certificate
   -------------------------------------------------
  (Dollars Basis)

  1. Total Investor Collections                         $12,034,999,668         $12,034,895,501
         Principal Collections                          $11,242,554,283         $11,242,554,283
         Finance Charge Collections                     $   792,445,385         $   792,341,218
  2. Investor Default Amount                            $   292,863,310         $   292,863,310
  3. Investor Monthly Interest                          $   167,454,447         $   164,585,708
  4. Investor Monthly Fees
         Fixed Servicing Fees                           $    18,984,674         $    19,010,369
         Others                                         $       325,585         $       325,585
  5. Surplus Finance Charge Collections                 $   312,817,369         $   315,556,246
  6. Required Surplus Finance Charge Collections        $             0         $             0
  7. Aggregate Surplus Finance Charge Amount            $   312,817,369         $   315,556,246
     minus Required Surplus Finance Charge Amount

(1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest Date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all Notes had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue
     from April 27, 2005       to May 25, 2005        , 29 days, or
     May 9 , 2005         to June 6 , 2005       , 29 days (standard basis).
                                      Page 5


                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending May 25, 2005
==============================================================================

D. Information Regarding Regarding Notes of Citiseries
   ----------------------------------------------------
   (Aggregate Basis)

  1a.  Class A Outstanding Dollar Principal Amount   ............   $54,440,249,918
       For all Classes except Class 2001-A3 (Dakota) ............   $39,440,249,918
       For Class 2001-A3 (Dakota) ...............................   $15,000,000,000
  1b.  Class B Outstanding Dollar Principal Amount   ............   $ 2,640,000,000
  1c.  Class C Outstanding Dollar Principal Amount   ............   $ 4,575,000,000
  2a.  Targeted Deposit to Class A Interest Funding Account .....   $   140,475,323
  2b.  Targeted Deposit to Class B Interest Funding Account .....   $     7,609,004
  2c.  Targeted Deposit to Class C Interest Funding Account .....   $    19,370,119
  3a.  Balance in the Class A Interest Funding Account  .........   $   279,060,003
  3b   Balance in the Class B Interest Funding Account  .........   $    18,532,268
  3c   Balance in the Class C Interest Funding Account  .........   $    46,994,235
  4a.  Targeted Deposit to Class A Principal Funding Account ....   $             0
  4b.  Targeted Deposit to Class B Principal Funding Account ....   $             0
  4c.  Targeted Deposit to Class C Principal Funding Account ....   $             0
  5a.  Balance in the Class A Principal Funding Account  ........   $             0
  5b.  Balance in the Class B Principal Funding Account  ........   $             0
  5c.  Balance in the Class C Principal Funding Account  ........   $             0
  6.   Targeted  Deposit to Class C Reserve Account .............   $             0
  7.   Balance in the Class C Reserve Account  ..................   $             0

   Data Applicable to all Classes Except 2001-A3 (Dakota)
   -------------------------------------------------------
  8a.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class B Notes  ............   $ 2,359,674,656
  8b.  As a Percentage of Class A Outstanding
       Dollar Principal Amount  .................................          5.98291%
  8c.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class C Notes  ............   $ 3,146,231,560
  8d.  As a Percentage of Class A Outstanding
       Dollar Principal Amount  .................................          7.97721%
  8e.  Maximum enhancement amount available to
       Outstanding Class B Notes from Class C Notes  ............   $ 3,519,999,912
  8f.  As a Percentage of Class B Outstanding
       Dollar Principal Amount  .................................        133.33333%

   Data Applicable only to Class 2001-A3 (Dakota) (1)
   -------------------------------------------------------
  9a.  Maximum enhancement amount available to Outstanding
       Class 2001-A3 Notes (Dakota) from Class C Notes  .........   $ 1,042,780,500
  9b.  As a Percentage of Class 2001-A3 Notes (Dakota)
       Outstanding Dollar Principal Amount  .....................          6.95187%
  9c.  Maximum enhancement amount available to Outstanding
       Class 2001-A3 Notes (Dakota) from Class B Notes  .........   $             0
  9d.  As a Percentage of Class 2001-A3 Notes (Dakota)
       Outstanding Dollar Principal Amount  .....................          0.00000%


-----------------------------------------------------------------------------
(1) All conditions precedent were satisfied for the issuance of new tranches of Dakota CP Notes during Due Period ending May 25, 2005, including the condition that the weighted average remaining life to Expected Principal Payment Date of all Dakota CP Notes be 60 days or less.

                                 Page 6

CITIBANK (SOUTH DAKOTA), NATIONAL
ASSOCIATION        CITIBANK        (NEVADA),         NATIONAL        ASSOCIATION
==============================================================================
CITIBANK  CREDIT CARD ISSUANCE  TRUST / CITIBANK  CREDIT CARD MASTER TRUST I For
the        Due         Period         Ending         May        25,         2005
==============================================================================

   Data Applicable to all Classes
   -------------------------------
   10a. Reduction in the Class A Nominal Liquidation
        Amount resulting from an allocation
        of Investor Charge-Offs  ................................   $            0
   10b. Reduction in the Class B Nominal Liquidation
        Amount resulting from an allocation of Investor
        Charge-Offs or a reallocation of Principal
        Collections to pay interest on Class A Notes  ...........   $            0
   10c. Reduction in the Class C Nominal Liquidation
        Amount resulting from an allocation of Investor
        Charge-Offs or a reallocation of Principal
        Collections to pay interest on Class A or Class B Notes .   $            0
   11a. Reimbursement of Class A Nominal Liquidation Amount  ....   $            0
   11b. Reimbursement of Class B Nominal Liquidation Amount  ....   $            0
   11c. Reimbursement of Class C Nominal Liquidation Amount  ....   $            0

E. Information Regarding Distributions to Noteholders of Citiseries
   -----------------------------------------------------------------
   (Aggregate Basis)
   1a. The total amount of the distribution to Class A Noteholders
       on the applicable Payment Dates  .........................   $   98,538,350
   1b. The total amount of the distribution to Class B Noteholders
       on the applicable Payment Dates  .........................   $   12,552,617
   1c. The total amount of the distribution to Class C Noteholders
       on the applicable Payment Dates  .........................   $   14,320,053
   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Notes      ........   $            0
   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Notes      ........   $            0
   2c. The amount of the distribution set forth in item 1(c) above
       in respect of principal on the Class C Notes      ........   $            0
   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Notes       ........   $   98,538,350
   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Notes       ........   $   12,552,617
   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the Class C Notes       ........   $   14,320,053
   4a. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class A Notes exceeds
       the Class A Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates   ......   $            0
   4b. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class B Notes exceeds
       the Class B Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates   ......   $            0
   4c. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class C Notes exceeds
       the Class C Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates   ......   $            0

                                      Page 7
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending May 25, 2005
==============================================================================

F. Information Regarding Notes of Citiseries (2)
   ----------------------------------------------
   (Individual Tranche Basis)

1. Outstanding Dollar Principal Amount, Interest Payments and Deposits to
      Interest Funding Sub-Accounts

  Class/        Outstanding    Monthly     Targeted    Actual     Cumulative  Interest     Interest
  Tranche       Dollar         Accretion   Interest    Interest   Shortfall   Funding      Payment
                Principal                  Monthly     Monthly    In Interest Sub-Account  On Payment
                Amount                     Deposit     Deposit    Funding     Balance      Date
                                                                  Sub-Account
------------- --------------- ----------- ----------- ----------- ----------- ----------- ------------
Class 2000-A1   1,500,000,000           0   4,109,875   4,109,875           0   8,180,756           0
Class 2000-A3   1,000,000,000           0   2,778,250   2,778,250           0   2,778,250           0
Class 2000-B1     350,000,000           0   1,005,725   1,005,725           0   2,958,770           0
Class 2000-B2     150,000,000           0     423,829     423,829           0     861,785           0
Class 2000-C1     600,000,000           0   3,725,000   3,725,000           0  11,175,000           0
Class 2000-C2     200,000,000           0     631,772     631,772           0   1,284,602           0
Class 2001-A1   1,500,000,000           0   4,106,521   4,106,521           0   4,106,521           0
Class 2001-A2   2,250,000,000           0   6,069,156   6,069,156           0   6,069,156           0
Class 2001-A3  15,000,000,000           0  31,697,408  31,697,408           0           0  31,697,408
Class 2001-A4   1,108,750,000           0   3,209,225   3,209,225           0   6,211,402           0
Class 2001-A6   1,250,000,000           0   3,400,833   3,400,833           0           0  18,292,877
Class 2001-A7     420,000,000           0   1,191,096   1,191,096           0   1,191,096           0
Class 2001-B1     350,000,000           0   1,061,850   1,061,850           0   2,159,096           0
Class 2001-B2     390,000,000           0   1,155,267   1,155,267           0           0   3,428,533
Class 2001-C1     500,000,000           0   1,758,596   1,758,596           0   3,575,812           0
Class 2001-C2     250,000,000           0     808,761     808,761           0           0     808,761
Class 2001-C3     500,000,000           0   2,770,833   2,770,833           0   2,770,833           0
Class 2001-C4     100,000,000           0     321,417     321,417           0           0     321,417
Class 2002-A1   1,000,000,000           0   2,576,811   2,576,811           0   9,799,459           0
Class2002-A10   1,000,000,000           0   2,876,111   2,876,111           0           0   2,876,111
Class 2002-A4     750,000,000           0   2,017,917   2,017,917           0           0   2,017,917
Class 2002-A5   1,250,000,000           0   3,177,083   3,177,083           0           0   9,743,056
Class 2002-A8   1,000,000,000           0   2,642,222   2,642,222           0           0   2,642,222
Class 2002-A9   1,000,000,000           0   2,541,667   2,541,667           0           0   7,794,444
Class 2002-B1     400,000,000           0   1,254,000   1,254,000           0           0   3,572,000
Class 2002-C1     400,000,000           0   1,359,294   1,359,294           0   1,359,294           0
Class 2002-C2     350,000,000           0   2,027,083   2,027,083           0   8,108,333           0
Class 2002-C3     275,000,000           0     951,042     951,042           0           0   2,916,528
Class 2003-A1   1,250,000,000           0   3,375,656   3,375,656           0   6,863,834           0
Class2003-A10     500,000,000           0   1,419,606   1,419,606           0           0   7,326,824
Class2003-A11     750,000,000           0   1,994,144   1,994,144           0   4,054,759           0
Class 2003-A2   1,500,000,000           0   3,935,625   3,935,625           0  17,583,094           0
Class 2003-A3     750,000,000           0   2,072,479   2,072,479           0   5,828,500           0
Class 2003-A4   1,250,000,000           0   3,358,333   3,358,333           0           0   9,858,333
Class 2003-A5   1,000,000,000           0   2,083,333   2,083,333           0   4,166,667           0
Class 2003-A6   1,250,000,000           0   3,475,188   3,475,188           0   3,475,188           0
Class 2003-A7     650,000,000           0   1,760,642   1,760,642           0   6,724,332           0
Class 2003-A8     750,000,000           0   1,979,375   1,979,375           0   7,357,005           0
Class 2003-A9   2,500,000,000           0   7,233,333   7,233,333           0   7,233,333           0
Class 2003-B1     500,000,000           0   1,309,028   1,309,028           0           0   4,152,778
Class 2003-C1     325,000,000           0   1,105,474   1,105,474           0   2,325,307           0
Class 2003-C2     150,000,000           0     523,125     523,125           0           0   1,535,625
Class 2003-C3     150,000,000           0     556,250     556,250           0   1,112,500           0
Class 2003-C4     300,000,000           0   1,250,000   1,250,000           0           0   7,500,000
Class 2004-A1   2,750,000,000           0   5,843,750   5,843,750           0  29,218,750           0
Class 2004-A2   1,480,000,000           0   4,364,284   4,364,284           0   4,364,284           0
Class 2004-A3   1,000,000,000           0   2,781,931   2,781,931           0   5,384,383           0
Class 2004-A4   1,750,000,000           0   4,677,616   4,677,616           0  16,995,164           0
Class 2004-A5     473,410,131           0   1,339,519   1,339,519           0   2,595,319           0
Class 2004-A6     394,508,442           0   1,132,888   1,132,888           0   2,194,970           0
Class 2004-A7   1,200,000,000           0   3,492,667   3,492,667           0   3,492,667           0
Class 2004-A8     750,000,000           0   2,091,402   2,091,402           0   9,140,694           0
Class 2004-B1     250,000,000           0     712,569     712,569           0           0     712,569
Class 2004-B2     250,000,000           0     686,736     686,736           0           0     686,736
Class 2004-C1     225,000,000           0     701,250     701,250           0           0     701,250
Class 2005-A1     338,581,344           0     965,716     965,716           0     965,716           0
Class 2005-A2     875,000,000           0   2,414,502   2,414,502           0   4,546,354           0
Class 2005-A3   1,250,000,000           0   6,289,158   6,289,158           0           0   6,289,158
Class 2005-C1      75,000,000           0     343,750     343,750           0     962,500           0
Class 2005-C2     175,000,000           0     536,472     536,472           0           0     536,472


2. Principal Payments and Deposits to Principal Funding Sub-Accounts

  Class/Tranche   Targeted        Actual          Cumulative      Principal       Principal
                  Principal       Principal       Shortfall in    Funding         Payment On
                  Monthly         Monthly         Principal       Sub-Account     Payment Date
                  Deposit         Deposit         Funding         Balance
                                                  Sub-Account
--------------- --------------- --------------- --------------- --------------- ---------------
Nothing to report for this period.

  -----------------------------------------------------------------------------
 (2) The information reported is for the Due Period ending and giving effect to all deposits, allocations, reallocations and payments to be made in the month after the end of this Due Period.

                                      Page 8

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending May 25, 2005
==============================================================================

3. Deposits to and Withdrawals from Class C Reserve Sub-Accounts
   -------------------------------------------------------------

  Class/Tranche   Targeted        Actual          Cumulative      Withdrawals     Class C
                  Deposit to      Deposit to      Shortfall in    from Class C    Reserve
                  Class C         Class C         Class C         Reserve         Sub-Account
                  Reserve         Reserve         Reserve         Sub-Account     Balance
                  Sub-Account     Sub-Account     Sub-Account
--------------- --------------- --------------- --------------- --------------- ---------------
Nothing to report for this period.


4. Maximum Enhancement Amount Available to Class A Notes; Class A Usage of
   Class B and Class C Subordinated Amounts

 Class/Tranche   Maximum         Maximum     Class A      Class A       Cumulative      Cumulative
                 Enhancement     Enhancement Usage of     Usage of      Class A         Class A
                 Amount          Amount      Class B      Class C       Usage of        Usage of
                 Available       Available   Subordinated Subordinated  Class B         Class C
                 from Class      from Class  Amount for   Amount for    Subordinated    Subordinated
                 B Notes         C Notes     this Due     this Due      Amount          Amount
                                             Period       Period
--------------- ------------- ------------- ------------- ------------- ------------- --------------
Class 2000-A1      89,743,650   119,658,150
Class 2000-A3      59,829,100    79,772,100
Class 2001-A1      89,743,650   119,658,150
Class 2001-A2     134,615,475   179,487,225
Class 2001-A3               0 1,042,780,500
Class 2001-A4      66,335,515    88,447,316
Class 2001-A6      74,786,375    99,715,125
Class 2001-A7      25,128,222    33,504,282
Class 2002-A1      59,829,100    79,772,100
Class 2002-A10     59,829,100    79,772,100
Class 2002-A4      44,871,825    59,829,075
Class 2002-A5      74,786,375    99,715,125
Class 2002-A8      59,829,100    79,772,100
Class 2002-A9      59,829,100    79,772,100
Class 2003-A1      74,786,375    99,715,125
Class 2003-A10     29,914,550    39,886,050
Class 2003-A11     44,871,825    59,829,075
Class 2003-A2      89,743,650   119,658,150
Class 2003-A3      44,871,825    59,829,075
Class 2003-A4      74,786,375    99,715,125
Class 2003-A5      59,829,100    79,772,100
Class 2003-A6      74,786,375    99,715,125
Class 2003-A7      38,888,915    51,851,865
Class 2003-A8      44,871,825    59,829,075
Class 2003-A9     149,572,750   199,430,250
Class 2004-A1     164,530,025   219,373,275
Class 2004-A2      88,547,068   118,062,708
Class 2004-A3      59,829,100    79,772,100
Class 2004-A4     104,700,925   139,601,175
Class 2004-A5      28,323,702    37,764,920
Class 2004-A6      23,603,085    31,470,767
Class 2004-A7      71,794,920    95,726,520
Class 2004-A8      44,871,825    59,829,075
Class 2005-A1      20,257,017    27,009,345
Class 2005-A2      52,350,462    69,800,587
Class 2005-A3      74,786,375    99,715,125



                                      Page 9

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending May 25, 2005
==============================================================================

5. Maximum Enhancement Amount Available to Class B Notes; Class B Usage of
   Class C Subordinated Amounts

  Class/Tranche   Maximum Enhancement      Class B Usage of         Cumulative Class B
                  Amount Available from    Class C Subordinated     Usage of Class C
                  Class C Notes            Amount for this Due      Subordinated Amount
                                           Period
--------------- ------------------------ ------------------------ ------------------------
Class 2000-B1               466,666,654
Class 2000-B2               199,999,995
Class 2001-B1               466,666,654
Class 2001-B2               519,999,986
Class 2002-B1               533,333,319
Class 2003-B1               666,666,649
Class 2004-B1               333,333,325
Class 2004-B2               333,333,325


6. Reductions of and Reimbursements to Nominal Liquidation Amount

  Class/Tranche   Reduction       Reduction        Cumulative       Cumulative       Reimbursements
                  Resulting from  Resulting from   Reduction        Reduction        of prior
                  an Allocation   from a           Resulting from   Resulting from   reductions of
                  of Investor     Reallocation     an Allocation    an Reallocation  Nominal
                  Charge-offs     of Principal     of Investor      of Principal     Liquidation
                  for this Due    Collections      Charge-offs      Collections to   Amount for
                  Period          to pay           (net of          pay interest on  this Due
                                  interest on      Reimbursements)  senior classes   Period
                                  senior                            of Notes (net of
                                  classes of                        Reimbursements)
                                  Notes for
                                  this Due
                                  Period
--------------- ---------------- ---------------- ---------------- ---------------- ----------------
Nothing to report for this period.


























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   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Report this __________ day of June, 2005.




                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION, As Managing Beneficiary of Citibank Credit
                                   Card Issuance Trust
                                   and
                                As Servicer of Citibank Credit Card
                                   Master Trust I





                                By:    /s/   Andrew Lubliner
                                    ____________________________________
                                     Name:   Andrew Lubliner
                                     Title:  Authorized Representative
















































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